PLAN AND AGREEMENT

of

MERGER

THIS PLAN OF MERGER AND AGREEMENT, made this 30th day of December 2012 by and between Manos Beverages, Inc. (hereinafter “MB”), a privately held California corporation and Active Health Foods, Inc. (hereinafter (“AHF”), a publicly traded California corporation.

The Board of Directors of Manos Beverages, Inc. and Active Health Foods, Inc. each believe that the merger of their respective corporations would be advantageous and beneficial to the respective shareholders, employees and customers of each of these companies,

The parties hereby agree to effectuate such merger of Manos Beverages, Inc. into Active Health Foods, Inc., in accordance with the applicable laws of the State of California, upon the terms and conditions set forth in this Agreement.

Article 1

Definitions

As used in this Agreement, the followings terms shall have the meanings respectively ascribed to them in this Article:

(a)

 “Constituent Corporation” shall mean either MB and/or AHF, as the contest indicated.

(b)  “Plan” or “Agreement” shall refer to this document only, unless specifically specified otherwise.

Article 2

Approvals

Upon the approval and adoption of this Agreement as provided in Article 2, and subject to any other applicable provisions of this Agreement, all necessary documents, as may be required, will be filed with the Secretary of State of California.

Article 3

Merger

Upon the approval and adoption of this Agreement as provided in Article 2, and subject to any other applicable provisions of this Agreement, all necessary documents, as may be required, will be filed with the Secretary of State for the State of California.

Article 4

Effects of Merger

Upon the merger of MB into AHF, as provided in Article 3,

(a)

The separate existence of MB may cease to exist, depending on the directions of AHF Board of Directors;

(b)

AHF shall continue as a corporation organized under the laws of the State of California and shall be the surviving corporation, the authorized capital stock of which shall, as of the effective date of the merger, be as indicated above;

(c)

MB common shares shall automatically be converted into and become AHF common shares as provided in Article 5;

(d)

All of the properties, real, personal and missed, all of the estate, rights, privileges, powers and franchises of the constituent corporations, and all debts due on whatever account to either of them shall be transferred to and shall vest in AHF, as the surviving corporation, without further act or deed;

(e)

AHF, as the surviving corporation, shall be responsible for all the liabilities and obligations of each of the constituent corporations, and the liabilities of each of the constituent corporations shall not be affected nor shall the rights of their creditors or of any persons dealing with the constituent corporations be impaired;

Article 5

Basis for Conversion of Shares

The basis for conversion of shares of the capital stock of the constituent corporations into shares of the capital stock of AHF, as the surviving corporation, shall be as follows:

(a)

None of the shares of any class of the capital stock of MB issued as of the effective date of the merger shall be converted into another class of shares as a result of the merger;

(b)

Each MB common share issued and outstanding on the effective date of the merger shall automatically be converted into and become three AHF common shares;

Article 6

Exchange of Certificates

After the effective date of the merger, each holder of a certificate representing MB common shares shall surrender the same to AHF, as the surviving corporation, or to such agent as AHF may designate, and receive in exchange thereafter a certificate or certificates representing the number of whole AHF common shares into which such MB common shares shall have been converted.  AHF will not issue any fraction of an AHF common share upon conversion of MB common shares or the surrender of a certificate for MB common shares.  Should any share exchange result in a fractional share, that fractional share shall be round up to the next whole number.

After the merger, each holder of a certificate representing AHF common shares or pre-merger MB common shares shall, not withstanding any failure to surrender such certificate for exchange pursuant to the preceding paragraph of this Article, be entitled to the rights and privileges, with respect to that number of whole MB common shares into which such AHF common shares and pre-merger MB common shares shall have been converted, to which holder of AHF common shares may be entitled.

Article 7

Articles and Bylaws of AHF

Upon the merger becoming effective,

(a)

The Articles of AHF, as the surviving corporation, shall be the same as the Articles of AHF in effect immediately prior to the merger.

(b)

The Bylaws of AHF, as the surviving corporation, shall be the same as the Bylaws of AHF in effect immediately prior to the merger.

Article 8

Directors and Officers of AHF

The directors and officers of AHF, as the surviving corporation, upon the merger becoming effective, shall be the same as the directors and officers of AHF in office immediately prior to the merger, and their respective terms of office shall not be changed by the merger.

Article 9

Conditions

Notwithstanding anything to the contrary expressed or implied in this Agreement, this Agreement may be abandoned and cancelled at any time prior to the merger by the Board of Directors of either constituent corporation by resolution duly adopted or notice received by the other constituent corporation before the merger, as follows:

(a)

By the Board of Directors of either constituent corporation, if there shall occur prior to the merger a material adverse change in the business, properties, operations or financial condition of the other constituent corporation or any of its subsidiaries;

(b)

By the Board of Directors of either constituent corporation, if the financial statements or other information concerning the other constituent corporation or any subsidiary furnished by such other constituent corporation shall be untrue or misleading in any material respect or shall omit to state any fact necessary to make the statements therein not misleading in any material respect, or if such financial statements or other information show any material or adverse condition of the business, assets or properties of such other constituent corporation and its subsidiaries not reflected in the most recent audited consolidated balance sheet of such other constituent corporation;

(c)

By the Board of Directors of either constituent corporation if any litigation or proceeding (other than as specified in paragraph (d) of this Article, or other than any litigation or proceeding of which written notice was given to the other constituent corporation prior to the date of this Agreement) shall be pending or threatened which might materially and adversely affect the financial condition of the other constituent corporation or any of its subsidiaries or the continued operation of their properties or business;

(d)

By the Board of Directors of either constituent corporation, if prior to the merger (i) there shall have been filed in any court or agency having competent jurisdiction a complaint or other proceeding seeking to restrain or enjoin the merger contemplated hereby, or (ii) there shall have been presented to either constituent corporation or any officer of either of them, any process, demand or request which, in the opinion of counsel for either constituent corporation, offers reasonable ground to believe that a complaint or bill in equity may be forthcoming which, if successful, would restrain, enjoin or dissolve the merger, and if, in either case, such Board of Directors determines that abandonment and cancellation of this Agreement is advisable in the best interests of the constituent corporations, their shareholders, employees and/or customers;

In the event of any such abandonment and cancellation, this Agreement shall be void without further action by the shareholders of either of the constituent corporations, and without liability on the part of anyone.

Article 10

Appraisal and Payment

Any and all rights and obligations of dissenting shareholders shall be governed by the applicable statutes of the State of California.

Article 11

Miscellaneous

(a)

MB shall, upon the merger becoming effective, immediately transfer all of its properties, estate, rights, privileges and powers to AHF;

(b)

Each constituent corporation shall give the other immediate notice of any claim, event or transaction which would or does materially or adversely affect the business, properties, operations or financial condition of either such constituent corporation;

(c)

Each constituent corporation agrees (i) to cooperate in carrying out the provisions of this Agreement to the end that the merger contemplated hereby may be duly consummated, and (ii) to carry on business and conduct their affairs in and only in the usual and customary manner;

(d)

AHF shall use its best efforts to have all of the MB converted-to-AHF common shares listed and free-trading;

(e)

Prior to the merger, neither of the constituent corporations shall, without the prior written consent of the other constituent corporation, declare or pay any dividend on any shares of its capital stock in excess of the amount paid thereon in the preceding calendar quarter year, or make any other distribution of its assets, except in the ordinary course of business;

(f)

The record date for determining the holders of the constituent corporations capital stock shall be December 30, 2012;

(g)

Except as otherwise expressly provided in this Agreement, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or to give any person, firm or corporation, other than MB and AHF and their respective shareholders, any rights or remedies under or by reason of this Agreement;

(h)

All notices and communications required by this Agreement or By Laws of the constituent corporations shall be in writing and shall be addressed,

(1)

 If to MB

ATTENTION: Gregory C. Manos

6185

Magnolia Avenue, Suite #403

Riverside, California 92506

(2)

If to AHF

ATTENTION: Gregory C. Manos

6185

Magnolia Avenue, Suite #403

Riverside, California 92506

(i)

This Agreement shall be construed in accordance with the laws of the State of California;

In Witness Whereof, the undersigned have signed their names on behalf of their respective constituents corporations.

__/s/ Gregory C. Manos__________

__/s/ Gregory C. Manos_________

Gregory C. Manos

Gregory C. Manos

President & C.E.O.

President & C.E.O.

Manos Beverages, Inc.

Active Health Foods, Inc.